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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2004

                           First Financial Corporation
             (Exact name of registrant as specified in its chapter)


          Indiana                       000-16759               35-1546989
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)


           P. O. Box 540 , Terre Haute, Indiana           47808
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code    812-238-6264


ITEM 9.  REGULATION FD DISCLOSURE.

The following information is being provided under Item 9 of this Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On May 19, 2004, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.39 per share payable July 1, 2004 to the shareholders of record on June 16, 2004. The release is furnished as exhibit 99.1 hereto.

         The exhibit to this report is as follows:

         Exhibit No.       Description
         -----------       ------------

             99.1 Press Release, dated May 19, 2004 issued by First Financial Corporation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST FINANCIAL CORPORATION

Dated   May 19, 2004            /s/ Michael A. Carty
                                ----------------------
                                Michael A. Carty
                                Secretary/Treasurer and Chief Financial Officer


                                  Exhibit Index
Exhibit Number

     99.1      Press Release, May 19, 2004 issued by First Financial Corporation